UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2006

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey, 07016

(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey, 07016

(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 16, 2006, Mack-Cali Realty Corporation (the “General Partner”), the General Partner of Mack-Cali Realty, L.P. (the “Operating Partnership”), announced that the Operating Partnership had reached agreements in principle with each of SL Green Realty Corp. (“SL Green”) and The Gale Company (“Gale”) pursuant to which the Operating Partnership plans to acquire interests in certain assets and operations of SL Green and Gale. The Operating Partnership intends to memorialize the terms of its understandings with SL Green and Gale in separate material definitive agreements with Gale and SL Green in one instance, and Gale alone in the other instance, which agreements shall contain mutually acceptable terms and customary closing conditions to be negotiated in good faith with such parties and entered into as soon as practicable.

While the Operating Partnership is confident that these transactions will be completed, there can be no assurance that either or both will close or that the structure or terms of one or both material definitive agreements may not reflect changes from the current agreements in principle.

In connection with the foregoing, the General Partner and the Operating Partnership hereby furnish the following document:

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press release of Mack-Cali Realty Corporation dated February 16, 2006.

Certain information included in this Current Report on Form 8-K (including exhibit 99.1 hereto) is being furnished under Item 7.01, "Regulation FD Disclosure" and Item 9.01 “Financial Statements and Exhibits” of Form 8-K. Such information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished under Item 7.01 of this Current Report (including exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: February 16, 2006	By:	/s/ ROGER W. THOMAS
Roger W. Thomas
Executive Vice President, General Counsel

and Secretary

MACK-CALI REALTY, L.P.

By:	Mack-Cali Realty Corporation,
its general partner

Dated: February 16, 2006	By:	/s/ ROGER W. THOMAS
Roger W. Thomas
Executive Vice President, General Counsel

and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Mack-Cali Realty Corporation dated February 16, 2006.